UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 1018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Mid-Cap Growth Fund, covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms.A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2011, through December 31, 2011, as provided by B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 0.00%, Class B shares returned –0.62%, Class C shares returned –0.63%, Class F shares returned 0.18% and Class I shares returned 0.37%.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), produced a total return of –1.65% for the same period.2 A variety of macroeconomic disappointments weighed on equity markets during much of 2011, but rallies in the first and fourth quarters enabled midcap stocks to post only a mild loss, on average. The fund produced higher returns than its benchmark, primarily due to strong stock selections in the consumer staples, industrials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation.We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Economic Uncertainty Triggered Market Volatility

During the opening months of 2011, broad confidence in U.S. economic growth overcame investors’ concerns regarding a series of unsettling global developments, including unprecedented political unrest in the Middle East and North Africa, natural and nuclear disasters in Japan, and an escalating sovereign debt crisis in Europe. By the spring, however, with European financial instability intensifying, emerging-markets growth

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

slowing and the U.S. economy showing signs of renewed weakness, investor confidence came under increasing pressure. Negative market trends were exacerbated by the downgrading of long-term U.S. government debt by a major credit-rating agency in early August, sparking severe market declines through September.

In October, market conditions began to show signs of improvement, bolstered by better U.S. economic data, reductions in the unemployment rate and some positive developments in the global economy.While stock market volatility remained high during the final quarter of the year, mid-cap stocks rallied, helping the Index regain much of the ground it had lost earlier. However, returns for midcap stocks proved weaker than those of large-cap stocks as skittish investors continued to favor large, well-established companies over their smaller, faster-growing counterparts.

Stock Selection Strategy Bolstered Relative Performance

In this challenging investment climate, our security selection strategy drove above-average returns in several market sectors. In the traditionally defensive consumer staples sector, beverage maker Hansen Natural expanded its domestic and international presence, enabling it to report better-than-expected quarterly results amid higher levels of customer demand. Upscale cosmetics seller Estée Lauder implemented a successful turnaround strategy, bolstering sales throughout the world.

Among industrial companies, the fund scored success with diversified manufacturer Roper Industries on the strength of significantly positive cash flows, a healthy balance sheet and recent strategic acquisitions. Risk management specialistVerisk Analytics also posted earnings above analysts’ expectations, as a series of natural disasters boosted sales in the company’s decision analytics business. Results from the consumer discretionary sector were enhanced by specialty retailer Ulta Salon, which achieved favorable same-store sales comparisons and higher profit margins in the prestige segment of the beauty industry. Aftermarket auto parts seller LKQ gained value due to strong organic growth, competitive pricing and a robust acquisition pipeline.

Laggards during 2011 were concentrated primarily in the financials and health care sectors. Among financial stocks, real estate investment trust Mid-America Apartment Communities reduced its earnings guidance, causing its stock to fall. Prepaid financial services company Green Dot declined amid concerns regarding stricter government regulations on consumer card fees and disclosures. In the health care sector, biotech-nology firm Dendreon reported disappointing sales of a key oncology drug, prompting the company to reduce its sales and earnings forecast.

Focusing on Underlying Fundamentals

As of year-end, we have seen some encouraging evidence of progress toward a resolution of Europe’s debt crisis and improved economic conditions in the United States.Although we expect stock market volatility to persist over the near term as investors react to new headlines and macroeconomic developments, we are confident that investors will return to a focus on underlying business fundamentals over the longer term. Consequently, we have maintained our longstanding, fundamentals-based investment approach, which has identified a number of attractive growth opportunities in the information technology sector, particularly among Internet software and services providers.We have found fewer opportunities meeting our investment criteria in the materials sector, where lower commodity prices and reduced demand from the emerging markets could weigh on stock prices.

January 17, 2012

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.
The shares of midsize companies tend to trade less frequently than those of larger, more established companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 29, 2012, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual
fund.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded
U.S. companies. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class F and Class I shares of Dreyfus Mid-Cap Growth Fund on 12/31/01 to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes (after any expense reimbursements). Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/11

	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	–5.70%	–2.18%	4.20%
without sales charge	0.00%	–1.02%	4.82%
Class B shares
with applicable redemption charge †	–4.60%	–2.18%	4.33%
without redemption	–0.62%	–1.80%	4.33%
Class C shares
with applicable redemption charge ††	–1.62%	–1.78%	4.00%
without redemption	–0.63%	–1.78%	4.00%
Class F shares	0.18%	–0.82%	5.06%
Class I shares	0.37%	–0.75%	4.99%
Russell Midcap Growth Index	–1.65%	2.44%	5.29%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011
	Class A	Class B	Class C	Class F	Class I
Expenses paid per $1,000†	$6.80	$10.44	$10.44	$6.26	$5.62
Ending value (after expenses)	$939.60	$935.80	$935.20	$939.80	$939.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011
	Class A	Class B	Class C	Class F	Class I
Expenses paid per $1,000†	$7.07	$10.87	$10.87	$6.51	$5.85
Ending value (after expenses)	$1,018.20	$1,014.42	$1,014.42	$1,018.75	$1,019.41

† Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.14% for Class B, 2.14% for
Class C, 1.28% for Class F and 1.15% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2011

Common Stocks—97.3%	Shares	Value ($)
Consumer Discretionary—18.9%
American Eagle Outfitters	122,650	1,875,319
Bed Bath & Beyond	29,740 [a]	1,724,028
CBS, Cl. B	103,280	2,803,019
Dick’s Sporting Goods	48,950	1,805,276
International Game Technology	147,570	2,538,204
LKQ	66,650 [a]	2,004,832
Michael Kors Holdings	73,280	1,996,880
Netflix	13,870 ab	961,052
PetSmart	41,870	2,147,512
Ross Stores	41,120	1,954,434
Under Armour, Cl. A	23,000 [a]	1,651,170
Williams-Sonoma	53,560	2,062,060
		23,523,786
Consumer Staples—3.0%
Estee Lauder, Cl. A	16,770	1,883,606
Whole Foods Market	26,840	1,867,526
		3,751,132
Energy—8.1%
EQT	38,150	2,090,239
Oil States International	26,000 [a]	1,985,620
Range Resources	30,270	1,874,924
Southwestern Energy	50,830 [a]	1,623,510
Whiting Petroleum	53,160[a]	2,482,040
		10,056,333
Exchange Traded Funds—.6%
IShares Russell 2000 Index Fund	12,670[b]	697,484
Financial—5.0%
American Campus Communities	48,630[c]	2,040,515
Mid-America Apartment Communities	35,890 [c]	2,244,920
Prosperity Bancshares	49,180	1,984,413
		6,269,848
Health Care—13.0%
Alexion Pharmaceuticals	27,850 [a]	1,991,275
Allscripts Healthcare Solutions	117,620 [a]	2,227,723
AmerisourceBergen	47,420	1,763,550

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Catalyst Health Solutions	31,640 [a]	1,645,280
Intuitive Surgical	4,750 [a]	2,199,298
Mednax	37,450[a]	2,696,775
SXC Health Solutions	32,850 [a]	1,855,368
Watson Pharmaceuticals	29,653 [a]	1,789,262
		16,168,531
Industrial—17.2%
AMETEK	54,703	2,302,996
BE Aerospace	56,810 [a]	2,199,115
Dover	36,080	2,094,444
Hexcel	75,840[a]	1,836,086
Jacobs Engineering Group	53,760 [a]	2,181,581
Roper Industries	21,439	1,862,406
Thomas & Betts	41,860[a]	2,285,556
Triumph Group	35,260	2,060,947
Verisk Analytics, Cl. A	65,040 [a]	2,610,055
Waste Connections	58,062	1,924,175
		21,357,361
Information Technology—29.8%
Akamai Technologies	76,720 [a]	2,476,522
Alliance Data Systems	25,200 [a,b]	2,616,768
Check Point Software Technologies	34,360 [a,b]	1,805,273
Citrix Systems	41,800[a]	2,538,096
Cypress Semiconductor	108,330[a]	1,829,694
Equinix	31,750[a]	3,219,450
Fortinet	95,530[a]	2,083,509
Genpact	120,900[a]	1,807,455
Linear Technology	78,970	2,371,469
LSI	332,470[a]	1,978,197
Rackspace Hosting	49,470[a]	2,127,705
Riverbed Technology	97,170[a]	2,283,495
SanDisk	38,720[a]	1,905,411
Skyworks Solutions	118,380[a]	1,920,124
Synopsys	69,570[a]	1,892,304
Teradata	47,970[a]	2,327,025
Total System Services	94,770	1,853,700
		37,036,197

Common Stocks (continued)	Shares	Value ($)
Materials—1.7%
FMC	24,800	2,133,792
Total Common Stocks
(cost $110,542,961)		120,994,464

Other Investment—2.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,286,006)	3,286,006 [d]	3,286,006

Investment of Cash Collateral
for Securities Loaned—4.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,940,106)	4,940,106 [d]	4,940,106
Total Investments (cost $118,769,073)	103.9%	129,220,576
Liabilities, Less Cash and Receivables	(3.9%)	(4,810,685)
Net Assets	100.0%	124,409,891

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$4,812,499 and the value of the collateral held by the fund was $4,940,106.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	29.8	Financial	5.0
Consumer Discretionary	18.9	Consumer Staples	3.0
Industrial	17.2	Materials	1.7
Health Care	13.0	Exchange Traded Funds	.6
Energy	8.1
Money Market Investments	6.6		103.9

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,812,499)—Note 1(b):
Unaffiliated issuers			110,542,961		120,994,464
Affiliated issuers				8,226,112	8,226,112
Receivable for investment securities sold					318,074
Dividends and securities lending income receivable					46,775
Receivable for shares of Common Stock subscribed					29,292
Prepaid expenses					42,141
					129,656,858
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					105,540
Cash overdraft due to Custodian					24,159
Liability for securities on loan—Note 1(b)					4,940,106
Payable for shares of Common Stock redeemed					119,627
Accrued expenses					57,535
					5,246,967
Net Assets ($)					124,409,891
Composition of Net Assets ($):
Paid-in capital					168,260,776
Accumulated undistributed investment income—net					10,266
Accumulated net realized gain (loss) on investments					(54,312,654)
Accumulated net unrealized appreciation
(depreciation) on investments					10,451,503
Net Assets ($)					124,409,891

Net Asset Value Per Share
	Class A	Class B	Class C	Class F	Class I
Net Assets ($)	27,323,784	202,716	10,476,760	81,885,634	4,520,997
Shares Outstanding	5,169,179	42,176	2,202,572	15,005,696	831,330
Net Asset Value
Per Share ($)	5.29	4.81	4.76	5.46	5.44

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	834,664
Affiliated issuers	3,652
Income from securities lending—Note 1(b)	31,701
Total Income	870,017
Expenses:
Investment advisory fee—Note 3(a)	1,116,359
Shareholder servicing costs—Note 3(c)	390,007
Distribution fees—Note 3(b)	156,018
Accounting and administration fees—Note 3(c)	83,349
Registration fees	68,683
Professional fees	42,873
Directors’ fees and expenses—Note 3(d)	39,188
Prospectus and shareholders’ reports	19,823
Custodian fees—Note 3(c)	19,525
Miscellaneous	8,526
Total Expenses	1,944,351
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(64,236)
Less—reduction in accounting and administration fees—Note 3(c)	(52,692)
Less—reduction in fees due to earnings credits—Note 3(c)	(423)
Net Expenses	1,827,000
Investment (Loss)—Net	(956,983)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,536,164
Net unrealized appreciation (depreciation) on investments	(12,390,087)
Net Realized and Unrealized Gain (Loss) on Investments	1,146,077
Net Increase in Net Assets Resulting from Operations	189,094

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment (loss)—net	(956,983)	(724,044)
Net realized gain (loss) on investments	13,536,164	30,011,875
Net unrealized appreciation
(depreciation) on investments	(12,390,087)	5,935,031
Net Increase (Decrease) in Net Assets
Resulting from Operations	189,094	35,222,862
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,131,645	21,101,049
Class B Shares	58,449	194,728
Class C Shares	1,201,370	1,810,693
Class F Shares	3,038,977	5,996,490
Class I Shares	3,068,456	4,537,747
Cost of shares redeemed:
Class A Shares	(20,995,579)	(13,900,958)
Class B Shares	(335,578)	(396,363)
Class C Shares	(3,327,201)	(3,981,795)
Class F Shares	(11,216,710)	(17,462,853)
Class I Shares	(6,042,331)	(2,483,142)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,418,502)	(4,584,404)
Total Increase (Decrease) in Net Assets	(24,229,408)	30,638,458
Net Assets ($):
Beginning of Period	148,639,299	118,000,841
End of Period	124,409,891	148,639,299
Accumulated investment income—net	10,266	—

	Year Ended December 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	1,880,560	4,430,756
Shares redeemed	(3,919,408)	(3,082,186)
Net Increase (Decrease) in Shares Outstanding	(2,038,848)	1,348,570
Class Ba
Shares sold	11,593	44,247
Shares redeemed	(67,775)	(97,310)
Net Increase (Decrease) in Shares Outstanding	(56,182)	(53,063)
Class C
Shares sold	244,835	427,086
Shares redeemed	(684,847)	(978,854)
Net Increase (Decrease) in Shares Outstanding	(440,012)	(551,768)
Class F
Shares sold	542,424	1,277,058
Shares redeemed	(2,028,761)	(3,764,222)
Net Increase (Decrease) in Shares Outstanding	(1,486,337)	(2,487,164)
Class I
Shares sold	555,073	922,698
Shares redeemed	(1,120,660)	(526,142)
Net Increase (Decrease) in Shares Outstanding	(565,587)	396,556

a	During the period ended December 31, 2011, 8,784 Class B shares representing $43,255 were automatically converted to 8,016 Class A shares and during the period ended December 31, 2010, 13,669 Class B shares representing $57,317 were automatically converted to 12,564 Class A shares.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value, beginning of period	5.29	4.00	3.17	6.28	5.80
Investment Operations:
Investment (loss)—net[a]	(.04)	(.02)	(.03)	(.05)	(.02)
Net realized and unrealized
gain (loss) on investments	.04	1.31	.86	(3.06)	.76
Total from Investment Operations	—	1.29	.83	(3.11)	.74
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)
Net asset value, end of period	5.29	5.29	4.00	3.17	6.28
Total Return (%)[b]	.00[c]	32.25	26.18	(49.52)	12.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.56	1.77	1.45	1.43
Ratio of net expenses
to average net assets	1.37	1.36	1.75	1.45	1.43
Ratio of net investment (loss)
to average net assets	(.74)	(.55)	(.86)	(.89)	(.32)
Portfolio Turnover Rate	232.19	204.97	59.66	119	165
Net Assets, end of period ($ x 1,000)	27,324	38,099	23,448	29,525	97,331

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.
See notes to financial statements.

		Year Ended December 31,
Class B Shares	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value, beginning of period	4.84	3.69	2.96	5.89	5.50
Investment Operations:
Investment (loss)—net[a]	(.07)	(.05)	(.06)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	.04	1.20	.79	(2.85)	.71
Total from Investment Operations	(.03)	1.15	.73	(2.93)	.65
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)
Net asset value, end of period	4.81	4.84	3.69	2.96	5.89
Total Return (%)[b]	(.62)	31.17	24.66	(49.75)	11.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.51	2.45	2.68	2.21	2.26
Ratio of net expenses
to average net assets	2.14	2.05	2.66	2.20	2.26
Ratio of net investment (loss)
to average net assets	(1.51)	(1.27)	(1.77)	(1.66)	(1.02)
Portfolio Turnover Rate	232.19	204.97	59.66	119	165
Net Assets, end of period ($ x 1,000)	203	476	559	729	2,200

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value, beginning of period	4.79	3.66	2.92	5.83	5.44
Investment Operations:
Investment (loss)—net[a]	(.07)	(.05)	(.05)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	.04	1.18	.79	(2.83)	.71
Total from Investment Operations	(.03)	1.13	.74	(2.91)	.65
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)
Net asset value, end of period	4.76	4.79	3.66	2.92	5.83
Total Return (%)[b]	(.63)	30.87	25.34	(49.91)	11.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.36	2.61	2.20	2.13
Ratio of net expenses
to average net assets	2.12	2.14	2.60	2.19	2.13
Ratio of net investment (loss)
to average net assets	(1.49)	(1.34)	(1.70)	(1.66)	(1.04)
Portfolio Turnover Rate	232.19	204.97	59.66	119	165
Net Assets, end of period ($ x 1,000)	10,477	12,661	11,678	14,033	43,825

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

		Year Ended December 31,
Class F Shares	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value, beginning of period	5.45	4.12	3.26	6.43	5.92
Investment Operations:
Investment (loss)—net[a]	(.03)	(.02)	(.02)	(.04)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	.04	1.35	.88	(3.13)	.77
Total from Investment Operations	.01	1.33	.86	(3.17)	.77
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)
Net asset value, end of period	5.46	5.45	4.12	3.26	6.43
Total Return (%)	.18	32.28	26.38	(49.30)	13.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.32	1.38	1.23	1.30
Ratio of net expenses
to average net assets	1.20	1.30	1.36	1.22	1.30
Ratio of net investment (loss)
to average net assets	(.57)	(.50)	(.47)	(.68)	(.03)
Portfolio Turnover Rate	232.19	204.97	59.66	119	165
Net Assets, end of period ($ x 1,000)	81,886	89,828	78,218	75,224	182,336

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares	2011	2010	2009†	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	5.42	4.10	3.24	6.39	5.88
Investment Operations:
Investment income (loss)—net[b]	(.03)	(.02)	(.02)	(.03)	.00[c]
Net realized and unrealized
gain (loss) on investments	.05	1.34	.88	(3.12)	.77
Total from Investment Operations	.02	1.32	.86	(3.15)	.77
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(.26)
Net asset value, end of period	5.44	5.42	4.10	3.24	6.39
Total Return (%)	.37	32.20	26.54	(49.30)	13.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.34	1.49	1.20	1.12
Ratio of net expenses
to average net assets	1.10	1.14	1.47	1.19	1.11
Ratio of net investment income
(loss) to average net assets	(.46)	(.33)	(.58)	(.65)	.06
Portfolio Turnover Rate	232.19	204.97	59.66	119	165
Net Assets, end of period ($ x 1,000)	4,521	7,575	4,098	3,849	10,266

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (300 million shares authorized), Class B (50 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at net asset value per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic secu-

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

rities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	114,687,372	—	—	114,687,372
Equity Securities—
Foreign†	5,609,608	—	—	5,609,608
Mutual Funds/
Exchange Traded
Funds	8,923,596	—	—	8,923,596

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of New York Mellon earned $13,586 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2010	($)	Purchases ($)	Sales ($)	12/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,363,000		86,554,807	87,631,801	3,286,006		2.6
Dreyfus
Institutional
Cash
Advantage
Fund	14,688,252		140,866,269	150,614,415	4,940,106		4.0
Total	19,051,252		227,421,076	238,246,216	8,226,112		6.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $52,476,024 and unrealized appreciation $9,934,522. In addition, the fund had $1,309,383 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal 2017.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and limited partnerships, the fund increased accumulated undistributed investment income-net by $967,249, increased accumulated net realized gain (loss) on investments by $119,337 and decreased paid-in capital by $1,086,586. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2011, the fund did not borrow under the Facilities.

NOTE 3— Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million.The fee is payable monthly.

The Manager has agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 29, 2012, so that the annual direct expenses of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, commitment fees on borrowings, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $64,236 during the period ended December 31, 2011.

During the period ended December 31, 2011, the Distributor retained $5,691 from commissions earned on sales of the fund’s Class A shares and $303 and $1,286 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Class B and C Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended December 31, 2011, Class B and Class C shares were charged $2,608 and $88,961, respectively, pursuant to the Class B and C Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the fund’s Board of Directors. During the period ended December 31, 2011, Class F shares were charged $64,449 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2011, Class A, Class B and Class C shares were charged $82,712, $869 and $29,654, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2011, Class F shares were charged $91,225 pursuant to the shareholder services agreement.

Under its terms, the Class B and C Plan, Class F Plan and shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Class B and C Plan, Class F Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $65,076 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $14,120 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $423.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2011, the fund was charged $19,525 pursuant to the custody agreement.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses. The Manager has contractually agreed in writing to waive any fees received for these services to the extent they exceed its costs in providing the services and a reasonable allocation of the costs incurred by the Manager and its affiliates related to the support and oversight of these services. During the period ended December 31, 2011, the fund was charged $83,349 pursuant to the accounting and administration agreement, of which Dreyfus waived $52,692.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $83,130, shareholder services plan fees $20,693, custodian fees $6,012, chief compliance officer fees $5,295, accounting fees $5,332 and transfer agency per account fees $6,420, which are offset against expense reimbursement currently in effect in the amount of $21,342.

(d) Prior to January 1, 2012, each Director who is not an “interested person” of the Company (as defined in the Act) received $60,000 per

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

annum, plus $7,000 per joint Board meeting of the Company, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Investment Funds (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that were conducted by telephone.The Board Group Open-End Funds also reimbursed each Director who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chair of the Board received an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also served as Chair of the Board, received $1,350 per applicable committee meeting. In the event that there was an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund (“DHF”), $2,500 was allocated between the Board Group Open-end Funds and DHF.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Director their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Director will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became Emeritus and a per meeting attended fee of one-half the amount paid to Directors.The Board Group Funds also reimburse each Independent Director and Emeritus Directors for travel and out-of-pocket expenses.

These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2011, amounted to $317,107,357 and $342,497,783, respectively.

At December 31, 2011, the cost of investments for federal income tax purposes was $119,286,054; accordingly, accumulated net unrealized appreciation on investments was $9,934,522, consisting of $12,892,416 gross unrealized appreciation and $2,957,894 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board members of the Company elected Francine J. Bovich as a Board member of the Company, subject to shareholder approval.A proxy statement was mailed on December 1, 2011 to shareholders of record as of the close of business on November 1, 2011, asking shareholders to consider Ms. Bovich’s election at a special meeting of shareholders held on Wednesday, February 8, 2012. At this meeting, Ms. Bovich was elected by the shareholders to serve as a Board member.

The Fund	33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Dreyfus Funds Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Mid-Cap Growth Fund (the “Fund”), a series of Dreyfus Funds Inc., including the statements of investments as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended December 31, 2009 were audited by other independent registered public accountants whose report thereon, dated February 25, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid-Cap Growth Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2012

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since September 2009.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since September 2009.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since September 2009.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since September 2009.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since September 2009.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2009.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2009.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2009.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since September 2009.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since September 2006.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2006.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2009.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,600 in 2010 and $24,790 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $8,600 in 2010 and $4,390 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,000 in 2010 and $2,550 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,693,000 in 2010 and $12,255,249 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	February 23, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)